Exhibit 10.54

Execution Copy

DATED January 1, 2011

(1)                                QIHOO 360 TECHNOLOGY COMPANY LIMITED

(2)                                QIZHI SOFTWARE (BEIJING) CO., LTD.

(3)                                BEIJING 3G3W SCIENCE & TECHNOLOGY CO., LTD.

(4)                                BEIJING QIBU TIANXIA TECHNOLOGY CO., LTD.

(5)                                BEIJING QIHU TECHNOLOGY COMPANY LIMITED

(6)                                QIHOO 360 SOFTWARE (BEIJING) COMPANY LIMITED

(7)                                SHANGHAI QITAI NETWORK TECHNOLOGY CO., LTD.

(8)                                BEIJING STAR WORLD TECHNOLOGY COMPANY LIMITED

(9)                                YOUNG VISION GROUP LIMITED

(10)                          GLOBAL VILLAGE ASSOCIATES LIMITED

(11)                          THE PERSONS NAMED AS SPECIAL MANAGERS ON THE SIGNATURE PAGES HERETO

(12)                          THE EXISTING SERIES C INVESTORS NAMED IN SCHEDULE 1

(13)                          IDG TECHNOLOGY VENTURE INVESTMENT IV, LP

SUPPLEMENTAL SUBSCRIPTION, AMENDMENT AND

ADHERENCE AGREEMENT

relating to

QIHOO TECHNOLOGY COMPANY LIMITED

TABLE OF CONTENTS

1.	DEFINITIONS	4
2.	PURCHASE OF SOLD SHARES; SUBSCRIPTION AND ALLOTMENT OF FURTHER SUBSCRIBED SHARES	6
3.	REPRESENTATIONS AND WARRANTIES OF THE COVENANTORS	8
4.	REPRESENTATIONS AND WARRANTIES OF IDG IV	8
5.	ADHERENCE TO AND AMENDMENT OF THE SERIES C SSA	8
6.	TERMINATION OF AGREEMENT	9
7.	MISCELLANEOUS	10
SCHEDULE 1 EXISTING SERIES INVESTORS		22
SCHEDULE 2 CONDITIONS PRECEDENT		23
SCHEDULE 3 OBLIGATIONS AT COMPLETION		24
EXHIBIT A AMENDED CHARTER DOCUMENTS		25
EXHIBIT B AMENDMENT AND ADHERENCE TO THE SHA		26
EXHIBIT C AMENDMENT AND ADHERENCE TO THE RRA		27
EXHIBIT D AMENDMENT AND ADHERENCE TO THE SIA		28

THIS AGREEMENT is made the 1st day of January, 2011

BETWEEN:

(1)                          Qihoo 360 Technology Company Limited (formerly known as “Qihoo Technology Company Limited”), an exempted company organized and existing under the laws of the Cayman Islands (the “Company”);

(2)                          Qizhi Software (Beijing) Co., Ltd. (in Chinese: 奇智软件（北京）有限公司), a wholly foreign owned enterprise established under the laws of the PRC (“WFOE” or “Qizhi Beijing”);

(3)                          Beijing 3G3W Science & Technology Co., Ltd. (in Chinese: 北京三际无限网络科技有限公司), a limited liability company established under the laws of the PRC ( “Beijing 3G3W”);

(4)                          Beijing Qibu Tianxia Technology Co., Ltd. (in Chinese: 北京奇步天下科技有限公司), a limited liability company established under the laws of the PRC (“Qibu Tianxia”);

(5)                          Beijing Qihoo Technology Company Limited (in Chinese: 北京奇虎科技有限公司), a limited liability company established under the laws of the PRC (“Beijing Qihoo”);

(6)                          Qihoo 360 Software (Beijing) Company Limited (in Chinese: 奇虎三六零软件（北京）有限公司) , a limited liability company established under the laws of the PRC (“Qihoo 360”);

(7)                          Shanghai Qitai Network Technology Co., Ltd. (in Chinese: 上海奇泰网络科技有限公司), a limited liability company established under the laws of the PRC (“Shanghai Qitai”);

(8)                          Beijing Star World Technology Company Limited (in Chinese: 北京世界星辉科技有限公司), a limited liability company established under the laws of the PRC (“Star World”, together with Beijing 3G3W, Qibu Tianxia, Beijing Qihoo, Qihoo 360 and Shanghai Qitai, collectively the “Domestic Companies”, and individually each a “Domestic Company”);

(9)                          Young Vision Group Limited, an exempted company organized and existing under the laws of the British Virgin Islands (“Young Vision”);

(10)                    Global Village Associates Limited, a company organized and existing under the laws of the British Virgin Islands (“Global Village”);

(11)                    The Persons defined as the Special Managers in Section 1 hereof (the “Special Managers”); and

(12)                    Each of those Persons, severally and not jointly, whose names are set forth on Schedule 1 hereto as Investors (each an “Existing Series C Investor” and collectively the “Existing Series C Investors”).

(13)                    IDG Technology Venture Investment IV, LP, a limited partnership registered under the laws of the State of Delaware (“IDG IV”).

RECITALS

(A)      WHEREAS, the Company entered into that certain Share Subscription Agreement (the “Series C SSA”) on 22 December 2009 with the Existing Series C Investors and certain other parties described therein to issue and allot a total of 7,831,467 Series C Preferred Shares in the share capital of the Company to the Existing Series C Investors (“Series C Financing”).

(B)        WHEREAS, the Company omitted to offer to IDG III (in its capacity of a holder of Series A Preferred Shares and Series B Preferred Shares in the share capital of the Company) the opportunity to participate in the Series C Financing, inconsistent with IDG III’s right of first offer and pre-emption provided for in that certain Amended and Restated Shareholders Agreement dated November 7, 2006 and the Second Amended and Restated Memorandum and Articles of Association dated November 7, 2006 relating to the Company (the “Omission”).

(C)        WHEREAS, as an attempt to remedy the Omission, the Company, the Existing Series C Investors and other shareholders of the Company entered into that certain Joinder Agreement with IDG IV on 26 April 2010, pursuant to which the Company and the Existing Series C Investors and other shareholders of the Company agreed, among others, that in consideration of IDG III agreeing to waive any rights it may have to participate in the Series C Financing and any claims it may have in respect of the Omission, IDG IV shall, in respect of 156,631 Series A Preferred Shares it acquired from GMO only, be entitled to certain rights, privilege and preference of Series C Shares provided for in the Original Series C Agreements as if IDG IV were an original party to the Original Series C Agreements subscribing for or holding 156,631 Series C Preferred Shares.

(D)       The Company wishes to purchase, and IDG IV wishes to sell, the entire legal and beneficial ownership of 156,631 Series A Preferred Shares (“Sold Shares”) currently stood in the name of IDG IV, and simultaneous with such purchase, the Company agrees to issue and allot to IDG IV, and IDG IV agrees to subscribe for, 156,631 Series C Preferred Shares, all on the terms and conditions set forth in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.                                               DEFINITIONS

1.1                                          In this Agreement, words and expressions defined in the Series C SSA shall, unless otherwise provided hereunder, bear the same meanings when used herein (including the Recitals), and all provisions of the Series C SSA required to give meaning or effect to the provisions of this Agreement shall (to that extent) be deemed to be incorporated herein.

1.2                                          In this Agreement (including the recitals), except where the context otherwise requires, the following words and expressions shall have the following meanings:

“Adherence and Amendments” means collectively the Adherence and Amendment to the Series C SHA, the Adherence and Amendment to the Series C RRA and Adherence and Amendment to the Series C SIA;

“Adherence and Amendment to the Series C RRA” means the Adherence and Amendment to the Series C RRA to be entered into among the parties thereto, substantially in the form attached hereto as Exhibit C;

“Adherence and Amendment to the Series C SHA” means the Adherence and Amendment to the Series C SHA to be entered into among the parties thereto, substantially in the form attached hereto as Exhibit B;

“Adherence and Amendment to the Series C SIA” means the Adherence and Amendment to the Series C SIA to be entered into among the parties thereto, substantially in the form attached hereto as Exhibit D;

“Agreed Form” means a form agreed between the Company and IDG IV and for the purposes of identification initialled or signed by or on behalf of each of them;

“Amended Charter Documents” means the Fourth Amended and Restated Memorandum and Articles of Association of the Company substantially in the form attached hereto as Exhibit A;

“Completion” has the meaning set forth in Section 2.4.1;

“Completion Date” has the meaning set forth in Section 2.4.1;

“Conditions” means the conditions set out in Schedule 2 hereto;

“Encumbrance” means any interest or equity of any person (including any right to acquire, option or right of pre-emption or conversion) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement, or any agreement to create any of the foregoing;

“Existing Charter Documents” means the Third Amended and Restated Memorandum and Articles of Association of the Company in effect at the date of this Agreement;

“Existing Series C Investors” means Trustbridge Partners III, L.P. and Zero2IPO China Fund II, L.P.;

“Further Subscribed Shares” has the meaning ascribed to that term in Clause 2.2.1;

“IDG III” means IDG Technology Venture Investment III, L.P.;

“Original Series C Agreements” means collectively the Series C SSA, the Series C SHA, the Series C RRA and the Series C SIA;

“Series C RRA” means the Second Amended and Restated Registration Rights Agreement relating to the Company dated 8 January 2010;

“Series C SSA” has the meaning given to that term in Recital (A);

“Series C SHA” means the Second Amended and Restated Shareholders Agreement relating to the Company dated 8 January 2010;

“Series C SIA” means the Amended and Restated Share Incentive Agreement relating to the Company dated 8 January 2010;

“Sold Shares” has the meaning ascribed to that term in Recital (D);

“Transaction Documents” means together this Agreement, the Adherence and Amendments and the Amended Charter Documents; and

“US$” means the lawful currency of the United State of America.

2.                                               PURCHASE OF SOLD SHARES; SUBSCRIPTION AND ALLOTMENT OF FURTHER SUBSCRIBED SHARES

2.1                                          Sale and Purchase of Sold Shares

2.1.1                                Subject to the terms and conditions herein set forth, IDG IV shall sell, at Completion, its entire legal and beneficial ownership of the Sold Shares to the Company with full title guarantee free from all Encumbrances and together with all rights of any nature which are now or which may at any time become attached to them or accrue in respect of them including without limitation all dividends and distributions declared paid or made in respect of them on or after the Completion Date, and the Company shall so purchase.

2.1.2                                The consideration (the “Transfer Price”) payable by the Company to IDG IV for the purchase of the legal and beneficial ownership of the Sold Shares hereunder shall be US$400,004.25 which shall be settled in one lump sum on Completion.

2.1.3                                IDG IV warrants that it is the registered holder and beneficial owner of the Sold Shares and that the Sold Shares are free from all Encumbrances.

2.1.4                                IDG IV undertakes to the Company that pending Completion it will not dispose of any interest in any of the Sold Shares or any right attaching to them or create or allow to be created any Encumbrance over any of the Sold Shares or agree (whether subject to any condition precedent or conditions subsequent or otherwise) to do any of such things.

2.2                                        Subscription and Allotment of Further Series C Preferred Shares

2.2.1                                Subject to the terms and conditions herein set forth, IDG IV shall, at Completion, subscribe in cash for 156,631 Series C Preferred Shares (the “Further Subscribed Shares”) at an aggregate subscription price of US$400,004.25 (“Subscription Price”), and the Company shall accordingly issue and allot such Series C Preferred Shares to IDG IV in accordance with the terms of this Agreement.

2.2.2                                The Further Subscribed Shares subscribed hereunder shall have the preferences, privileges and rights designated for the Series C Preferred Shares as further set forth in the Amended Charter Documents.

2.2.3                                The Company undertakes that the Further Subscribed Shares are free from Encumbrances and, subject to Clause 2.5, will be credited as fully paid upon Completion.

2.3                                        Conditions Precedent

2.3.1                                The sale and purchase of the Sold Shares and the issue and allotment and subscription for the Further Subscribed Shares under this Agreement are in all respects conditional on the matters set out in Schedule 2 (Conditions) hereto.

2.3.2                                If the Conditions have not all been fulfilled by 31 March 2011 or such later date as may be agreed in writing by the Company and IDG IV, none of the Parties shall be obliged to complete the sale and purchase of the Sold Shares and the issue and allotment of the Further Subscribed Shares hereunder and none of the Parties shall have any further rights or obligations hereunder.

2.4                                        Completion

2.4.1                                Unless this Agreement shall have terminated pursuant to Section 6, and subject to the satisfaction of the Conditions, the closing of (i) the sale and purchase of the Sold Shares and (ii) the allotment of and subscription for the Further Subscribed Shares hereunder (the “Completion”) shall simultaneously take place remotely via exchange of documents and signatures at, or as close as practicable at, 5:00 p.m., Hong Kong time, on the second Business Day following the date upon which the Conditions shall be satisfied or waived in accordance with this Agreement, or at such other time, place and date that the Company and IDG IV may agree in writing (the “Completion Date”).

2.4.2                                On the Completion Date, all (but not just part) of the matters set out in Schedule 3 shall take place simultaneously.

2.4.3                                None of the Parties shall be obliged to complete the transactions contemplated hereunder unless (i) the sale and purchase of all the Sold Shares and (ii) the issue and allotment of and subscription for the Further Subscribed Shares are completed simultaneously.

2.5                                        Set-off

The Parties agree that the Subscription Price payable by IDG IV to the Company under this Agreement shall, upon Completion, be offset by the Transfer Price payable by the Company to IDG IV hereunder.

3.                                               REPRESENTATIONS AND WARRANTIES OF THE COVENANTORS

3.1                                          Subject to Clause 5.3 below, Section 3 of the Series C SSA shall apply as between IDG IV and the Covenantors and IDG IV shall be entitled to the benefit of Section 3 of the Series C SSA, as if IDG IV were a party to the Series C SSA in the capacity of an Investor.

3.2                                          For the avoidance of doubt, no representations and warranties given under Section 3 of the Series C SSA shall be repeated on the date hereof and/or the Completion Date.

4.                                               REPRESENTATIONS AND WARRANTIES OF IDG IV

4.1                                          Section 4 of the Series C SSA shall apply as between IDG IV and the Covenantors, as if IDG IV were an Investor under the Series C SSA, but so that (a) references in that clause to the Investors under the Series C SSA shall for these purposes be construed to include a reference to IDG IV subscribing for the Further Subscribed Shares under this Agreement and (b) the representations and warranties given thereunder shall be given to the Covenantors by IDG IV as at the date hereof and the Completion Date.

4.2                                          IDG IV shall indemnify, defend and hold harmless each of the Covenantors to the fullest extent permitted by law from and against Claims and Damages resulting from or arising out of any breach of any representation or warranty, covenant or agreement made by IDG IV in this Agreement or the other Transaction Documents, provided, however that the cumulative liability of IDG IV to the Covenantors for such breach shall not exceed the amount of the Subscription Price.

5.                                               ADHERENCE TO AND AMENDMENT OF THE SERIES C SSA

5.1                                          This Agreement shall be supplemental to the Series C SSA, and the Series C SSA, as amended hereby, shall (save to the extent that any obligation thereunder has been fully discharged) remain in full force and effect.

5.2                                          Subject as provided for in Clause 5.3 below, and with effect from Completion:

5.2.1                                IDG IV agrees to adhere to and be bound by the provisions of Section 8, Section 10.1, Section 11 (other than Section 11.13) of the Series C SSA (the “Restated Series C SSA Clauses”) in so far as they impose obligations on all parties to the Series C SSA or on the Investors (as defined therein); and

5.2.2                                the Parties agree that IDG IV shall be entitled to the benefit of all rights given in the Series C SSA to all parties thereto or the Investors in the Restated Series C SSA Clauses, as if IDG IV were a party to the Series C SSA in the capacity of an Investor; and

5.2.3                                IDG IV shall be and become a party to the Series C SSA in accordance with the foregoing provisions of Clauses 3 and 4 and this Clause 5.2.

5.3                                          The Parties agree that the Series C SSA shall be amended as follows with effect from the Completion Date:

5.3.1                                by amending Section 1.1 of the Series C SSA by adding the following:

“Further Subscribed Shares” means 156,631 Series C Preferred Shares subscribed by IDG IV in accordance with a Supplemental Subscription, Amendment and Adherence Agreement entered into by the parties hereto, IDG IV and certain other parties described therein on                 , 2010.

“IDG IV” means IDG Technology Venture Investment IV, LP..

5.3.2                                by amending Section 8, Section 10.1 and Section 11 (other than Section 11.13) of the Series C SSA by adding the words “the Further Subscribed Shares” after the words “Subscribed Shares”, whenever they appear in Section 8, Section 10.1 and Section 11 (other than Section 11.13) of the Series C SSA;

5.3.3                                by amending Section 11.3 of the SSA by adding the following at the end of paragraph (f):

(f)                                    If to IDG IV:

IDG Technology Venture Investment IV, L.P.

c/o IDG Capital Management (HK) Ltd.

Unit 1509,15/F The Centre

99, Queen’s Road,

Central, Hong Kong

Attention: Mr. Simon Ho

Fax: (852) 25291619

6.                                               TERMINATION OF AGREEMENT

6.1                                          This Agreement may be terminated prior to Completion:

6.1.1                                at any time on or prior to the Completion Date, by mutual written consent of the parties hereto;

6.1.2                                at the election of the Company or IDG IV by written notice to the other parties hereto after 5:00 p.m., Hong Kong time, on 31 March 2011 if Completion shall not have occurred, unless such date is extended by the mutual written consent of the Company and IDG IV; provided, however, that the right to terminate this Agreement under this Clause 6.1.2 shall not be available (i) to any party whose breach of any representation, warranty, covenant or agreement given in accordance with this Agreement has been the cause of, or resulted in, the failure of the Completion to occur on or before such date or (ii) if Completion has not occurred solely because any party hereto has not yet obtained a necessary approval from any Governmental Authority.

6.1.3                                at the election of the Company, if there has been a material breach of any representation, warranty, covenant or agreement on part of IDG IV under this Agreement, which breach has not been cured within fifteen (15) Business Days of notice to IDG IV of such breach; or

6.1.4                                at the election of IDG IV, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the Covenantors given pursuant to this Agreement, which breach has not been cured within fifteen (15) Business Days notice to the Covenantors of such breach.

6.2                                          Upon termination of this Agreement, all other rights and obligations of the parties hereunder shall cease to have effect, but without prejudice to the continuing effect of the Original Series C Agreements.

7.                                               MISCELLANEOUS

7.1                                        Supremacy

In the event that there is a conflict between the provisions of this Agreement and those of the Transaction Documents and to the extent permitted by the applicable laws, the provisions of this Agreement shall prevail and, if so reasonably required by any parties hereto, the parties shall procure that the relevant Transaction Documents shall be amended as soon as reasonably practicable in order that such conflict be removed.

7.2                                        Successors and Assigns; Third Party Beneficiaries

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.  Subject to applicable securities laws and the terms and conditions thereof, IDG IV may assign any of their rights or obligations under this Agreement or the other Transaction Documents to any of its Affiliates, provided, however, that in no circumstance shall IDG IV shall assign any of its rights or obligations herein to any

Competitor of the Group Companies.  No Covenantors may assign any of its rights or obligations under this Agreement without the written consent of IDG IV.

7.3                                        Waiver of Pre-emptive Rights

Without prejudice to any other waiver given hereunder, the Existing Investors waive all rights of pre-emption which they may have (whether under the Existing Charter Documents, any of the Original Series C Agreements, any of the Transaction Documents or otherwise) in respect of the purchase of the Sold Shares and the issuance and allotment of the Further Subscribed Shares as contemplated in and by this Agreement (and any allotment of Ordinary Shares upon the conversion of the Further Subscribed Shares thereby issued).

7.4                                        Counterparts

This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by a facsimile shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

7.5                                        Headings

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.6                                        Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

7.7                                        Arbitration

7.7.1                                Except as otherwise provided in this Agreement, any dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or invalidity hereof, shall be finally settled by arbitration at the Hong Kong International Arbitration Centre (the “HKIAC”) under the rules of the HKIAC (the “Rules”) as are in force at the date of the notice of arbitration commencing any such arbitration, but subject to the amendments made to the Rules by the rest of this Section 7.7.  For the purpose of such arbitration, there shall be a board of arbitration (the “Board of Arbitration”) consisting of three arbitrators: the Covenantors as one side shall select one (1) arbitrator, IDG IV as the other side shall select one (1) arbitrator, and the third arbitrator shall be selected by mutual agreement of the first two arbitrators, or if these two arbitrators fail to reach agreement on a third arbitrator within twenty (20) days after their selection, such third arbitrator shall thereafter be selected by the HKIAC upon application made to it for such purpose.  The place of arbitration shall be in Hong Kong.  All arbitration proceedings shall be conducted in the English language.  The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Section 7.6.  Judgment upon any arbitral award rendered hereunder may be entered in any court, and/or application may be made to any such court for a judicial acceptance of the award and/or an order of enforcement, as the case may be.  In the event that arbitrators cannot be selected in accordance with the forgoing of this subsection, parties agree to give the right to select all three arbitrators to HKIAC based on the principles of equitability and fairness.

7.7.2                                Each party shall cooperate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this agreement.

7.7.3                                Unless the Board of Arbitration shall determine or rule otherwise, the costs and expenses of the arbitration, including the fees of the arbitration, including the fees of the Board of Arbitration, shall be borne (i) by the losing side in the event an award is made in favor of the other side to the arbitration or (ii) equally by each side to the dispute or claim in the event no award is made in favor of any side to the arbitration. Each party shall pay its own fees, disbursements and other charges of its counsel.

7.7.4                                Any award made by the Board of Arbitration shall be final and binding on each side to the dispute.  The parties expressly agree to waive the applicability of any laws and regulations that would otherwise give the right to appeal the decisions of the Board of Arbitration so that there shall be no appeal to any court of law from the award of the Board of Arbitration, and a party shall not challenge or resist the enforcement action taken by any other party in whose favor an award of the Board of Arbitration was given.

7.7.5                                This Agreement and the rights and obligations of the parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

7.8                                        Severability

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

7.9                                        Rules of Construction

Unless the context otherwise requires, references to sections, subsections or schedules refer to sections, subsections or schedules of this Agreement.

7.10                                 Entire Agreement

This Agreement together with the Transaction Documents and the Original Series C Agreements (as amended hereby and by the Adherence and Amendment Agreements (as the case may be)) represents the entire agreement between the parties in relation to the matters the subject matter hereof and shall supersede any previous agreement or understanding between all or any of the parties in relation to all or any such matters.

7.11                                 Further Assurances

Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

7.12                                 Costs and Expenses

Each party shall bear its own costs and expenses incurred by it in connection with the negotiation, preparation, execution and performance of this Agreement and all ancillary documents associated with the subscription by the New Investors of the Further Subscribed Shares hereunder.  In addition, any stamp or capital duty payable on the issuance of the Further Subscribed Shares shall be borne by the New Investors.

IN WITNESS WHEREOF, the parties have executed this agreement as a deed and delivered it the day and year first above written.

SIGNATURE PAGE

GROUP COMPANIES:

QIHOO 360 TECHNOLOGY COMPANY LIMITED

By:	/s/ Xiangdong Qi
Name:
Title:

QIZHI SOFTWARE (BEIJING) CO., LTD.

By:	/s/ [Company Stamp of Qizhi Software (Beijing) Co., Ltd.]
Name:
Title:

BEIJING 3G3W SCIENCE & TECHNOLOGY CO., LTD.

By:	/s/ [Company Stamp of Beijing 3G3W Science & Technology Co., Ltd.]
Name:
Title:

BEIJING QIBU TIANXIA TECHNOLOGY CO., LTD.

By:	/s/ [Company Stamp of Beijing Qibu Tianxia Technology Co., Ltd.
Name:
Title:

BEIJING QIHU TECHNOLOGY COMPANY LIMITED

By:	/s/ [Company Stamp of Beijing Qihu Technology Company Limited]
Name:
Title:

QIHOO 360 SOFTWARE (BEIJING) COMPANY LIMITED

By:	/s/ [Company Stamp of Qihoo 360 Software (Beijing) Company Limited]
Name:
Title:

SHANGHAI QITAI NETWORK TECHNOLOGY CO., LTD.

By:	/s/ [Company Stamp of Shanghai Qitai Network Technology Co., Ltd.]
Name:
Title:

BEIJING STAR WORLD TECHNOLOGY COMPANY LIMITED

By:	/s/ [Company Stamp of Beijing Star World Technology Company Limited]
Name:
Title:

HOLDERS OF ORDINARY SHARES:

YOUNG VISION GROUP LIMITED

By:	/s/ Xiangdong Qi
Name:
Title:

GLOBAL VILLAGE ASSOCIATES LIMITED

By:	/s/ Hongyi Zhou
Name:
Title:

SPECIAL MANAGERS

/s/ Hongyi Zhou
HONGYI ZHOU

/s/ Xiangdong Qi
XIANGDONG QI

/s/ Xiaohong Shi
XIAOHONG SHI

/s/ Shu Cao
SHU CAO

EXISTING SERIES C INVESTORS:

TRUSTBRIDGE PARTNERS III, L.P.

By:	TB PARTNERS GP3, L.P., its general partner
By:	TB PARTNERS GP LIMITED, its general partner

By:	/s/ Shujun Li

Name: Shujun Li

Title: Director

ZERO2IPO CHINA FUND II, L.P.

By:

By:	/s/ Danny Chung

Name: Mr. Danny Chung

Title: Managing Director

IDG TECHNOLOGY VENTURE INVESTMENT IV, L.P.

By:	IDG Technology Venture Investment IV, LLC, its General Partner

By:	/s/ Illegible

Name:

Title:

SCHEDULE 1

EXISTING SERIES C INVESTORS

Trustbridge Partners III, L.P. ;

Zero2IPO China Fund II, L.P.

SCHEDULE 2

CONDITIONS PRECEDENT

1.               All necessary resolutions (whether directors or shareholders resolutions as the case may be) of the Company having been passed, authorising and approving, inter alia, (i) the purchase by the Company of the Sold Shares; (ii) the allotment of all the Further Subscribed Shares to be issued pursuant to this Agreement; (iii) the adoption of the Amended Charter Documents as the memorandum and articles of association of the Company and (iv) the execution by the Company of all of the Transaction Documents to which it is a party; and

2.               The Adherence and Amendment Agreements having been duly executed and delivered by all the parties thereto.

SCHEDULE 3

OBLIGATIONS AT COMPLETION

1.  IDG’S obligations on Completion

At Completion, IDG IV shall:

(a)                   deliver to the Company a duly executed stock transfer form sufficient in every respect to transfer to the Company the legal and beneficial title to the Sold Shares;

(b)                  surrender to the Company the Share Certificate representing the Sold Shares for cancellation purposes;

(c)                   deliver to the Company an application for subscribe for the Further Subscribed Shares at the Subscription Price;

(d)                  deliver to the Company the shareholders’ written resolution duly signed by it as referred to in paragraph 1 of Schedule 2; and

(e)                   deliver to the Company the Adherence and Amendment Agreements duly executed by it.

2.  The Company’s obligations on Completion

At Completion, the Company shall:

(a)                   deliver to IDG IV a certified copy of the written board resolutions duly executed by all directors of the Company and of the shareholders written resolutions of the Company duly executed by all shareholders of the Company (other than IDG IV), as referred to in paragraph 1 of Schedule 2;

(b)                  allot to IDG IV the Further Subscribed Shares free from Encumbrances and credited as fully paid, enter such subscription in its Register of Members, issue to IDG IV definitive certificates for such shares and deliver to IDG IV a certified copy of its Register of Members; and

(c)                   deliver to IDG IV the Adherence and Amendments duly executed by each of the parties thereto (other than IDG IV).

EXHIBIT A

AMENDED CHARTER DOCUMENTS

EXHIBIT B

AMENDMENT AND ADHERENCE TO THE SHAREHOLDERS AGREMENET

EXHIBIT C

AMENDMENT AND ADHERENCE TO THE REGISTRATION AGREEMENT

EXHIBIT D

AMENDMENT AND ADHERENCE TO THE SHARE INCENTIVE AGREEMENT